  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 3, 1997

                                                REGISTRATION NO. 333-20567
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER

                          THE SECURITIES ACT OF 1933

                                --------------
                        MARQUETTE MEDICAL SYSTEMS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
               WISCONSIN                               39-1046671
    (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

                            8200 WEST TOWER AVENUE
                          MILWAUKEE, WISCONSIN 53223
                                (414) 355-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                             TIMOTHY C. MICKELSON
                     PRESIDENT AND CHIEF OPERATING OFFICER
                        MARQUETTE MEDICAL SYSTEMS, INC.
                            8200 WEST TOWER AVENUE
                          MILWAUKEE, WISCONSIN 53223
                                (414) 355-5000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                WITH A COPY TO:
 RICHARD L. TEIGEN, ESQ.    MELVIN S. NEWMAN, ESQ.    CRAIG E. DAUCHY, ESQ.
     FOLEY & LARDNER  SCHOENBERG, FISHER & NEWMAN, LTD. COOLEY GODWARD LLP
777 EAST WISCONSIN AVENUE
                    222 SOUTH RIVERSIDE PLAZA, SUITE 2100
                                                       3000 SAND HILL ROAD
   MILWAUKEE, WISCONSIN    CHICAGO, ILLINOIS 60606-   BUILDING 3, SUITE 230
        53202-5367                   6101             MENLO PARK, CALIFORNIA
      (414) 271-2400            (312) 648-2300              94025-7116
                                                          (415) 843-5033
                                --------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) of the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.

       EXHIBIT
         NUMBER                         DESCRIPTION OF DOCUMENT
       --------                         -----------------------
         (1)           Form of Underwriting Agreement.
                       Restated Articles of Incorporation of Marquette Medical
         (4.1)*        Systems, Inc., as amended.
         (4.2)         Amended and Restated By-Laws of Marquette Medical
                       Systems, Inc., as amended.
         (4.3)         Rights Agreement, dated as of December 18, 1996, between
                       Marquette Medical Systems, Inc. and Firstar Trust
                       Company as Rights Agent (incorporated by reference to
                       Exhibit 4 to Marquette Medical System, Inc.'s Current
                       Report on Form 8-K dated December 18, 1996).
         (5)*          Opinion of Schoenberg, Fisher & Newman, Ltd.
                       Consent of Schoenberg, Fisher & Newman, Ltd. (included
        (23.1)         in Exhibit (5)).
        (23.2)*        Consent of Arthur Andersen LLP
        (24)           Powers of Attorney relating to subsequent amendments
                       (included on the signature page of Registration
                       Statement).

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   * Previously filed

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MILWAUKEE, AND STATE OF WISCONSIN, ON THIS 3RD DAY OF MARCH, 1997.

                                          MARQUETTE MEDICAL SYSTEMS, INC.

                                            /s/ Timothy C. Mickelson
                                          By: _________________________________
                                            Timothy C. Mickelson
                                            President and
                                            Chief Operating Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

     /s/ Michael J. Cudahy*          Chief Executive Officer and     March 3, 1997
____________________________________   Director (Principal
         Michael J. Cudahy             Executive Officer)

    /s/ Timothy C. Mickelson         President, Chief Operating      March 3, 1997
____________________________________   Officer and Director
        Timothy C. Mickelson

     /s/ Mary M. Kabacinski          Senior Vice President, Chief    March 3, 1997
____________________________________   Financial Officer,
         Mary M. Kabacinski            Treasurer and Assistant
                                       Secretary (Principal
                                       Financial and Accounting
                                       Officer)

     /s/ John G. Bollinger*          Director                        March 3, 1997
____________________________________
         John G. Bollinger
     /s/ Frederick G. Luber*                                         March 3, 1997
____________________________________   Director
         Frederick G. Luber

      /s/ Melvin S. Newman*                                          March 3, 1997
____________________________________   Director
          Melvin S. Newman

       /s/ Walter L. Robb*                                           March 3, 1997
____________________________________   Director
           Walter L. Robb

       /s/ Peter P. Tong*                                            March 3, 1997
____________________________________   Director
           Peter P. Tong


  /s/ Mary M. Kabacinski

*By: _____________________

  Mary M. Kabacinski

  Attorney-in-Fact

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER   DOCUMENT DESCRIPTION
  -------  --------------------
 (1)       Form of Underwriting Agreement.
 (4.1)*    Restated Articles of Incorporation of Marquette Medical Sys-
           tems, Inc., as amended.
 (4.2)     Amended and Restates By-Laws of Marquette Medical Systems,
           Inc., as amended.
 (4.3)     Rights Agreement, dated as of December 18, 1996, between Mar-
           quette Medical Systems, Inc. and Firstar Trust Company, as
           Rights Agent (incorporated by reference to Exhibit 4 to Mar-
           quette Medical System, Inc.'s Current Report on Form 8-K dated
           December 18, 1996).
 (5)*      Opinion of Schoenberg, Fisher & Newman, Ltd.
 (23.1)    Consent of Schoenberg, Fisher & Newman, Ltd. (included in Ex-
           hibit (5)).
 (23.2)*   Consent of Arthur Andersen LLP.
 (24)      Powers of Attorney relating to subsequent amendments (included on signature page of Registration Statement).

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   * Previously filed